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                                                                   Exhibit 23(a)


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of the Allen Telecom Inc. Amended and Restated 1994 Non-Employee Directors Stock Option Plan on Form S-8 of our report dated February 13, 2002, appearing in the Annual Report on Form 10-K of Allen Telecom Inc. and Subsidiaries for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP



Cleveland, Ohio
July 19, 2002